EXHIBIT 4.3


(Multicurrency-Cross Border)

                                     ISDA(R)
                  International Swap Dealers Association, Inc.
                                MASTER AGREEMENT
                            dated as of September 24, 1997


Bankers Trust Company, not in its individual capacity but solely as Trustee for People's Bank Credit Card Master Trust ("Party A") and Morgan Guaranty Trust Company of New York ("Party B") have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:-

         1.  Interpretation.

         (a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

         (b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

         (c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

         2.  Obligations.

         (a)  General Conditions.

                  (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.


       Copyright (C) 1992 by International Swap Dealers Association, Inc.


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                  (ii)  Payments  under this  Agreement  will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

                  (iii) Each  obligation of each party under Section  2(a)(i) is subject to (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

         (b) Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

         (c)  Netting.  If on any date amounts would otherwise be payable:-

                  (i)  in the same currency; and

                  (ii)  in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

         The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.


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         (d)  Deduction or Withholding for Tax.

                  (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will:-

                           (1) promptly notify the other party ("Y") of such requirement;

                           (2) pay to the relevant  authorities  the full amount
                  required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

                           (3) promptly  forward to Y an official  receipt (or a
                  certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

                           (4) if such Tax is an Indemnifiable Tax, pay to Y, in
                  addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for:-

                                    (A)  the  failure  by Y to  comply  with  or
                           perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                                    (B) the failure of a representation  made by
                           Y pursuant to Section 3(f) to be accurate and true unless such failure would not have occurred but for
                           (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or
                           (II) a Change in Tax Law.


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                  (ii)  Liability.  If:-

                           (1) X is required by any applicable  law, as modified
                  by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

                           (2)  X does not so deduct or withhold; and

                           (3) a liability resulting from such Tax is assessed directly against X,

                  then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

         (e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

         3.  Representations.

         Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that:-

         (a)  Basic Representations.

                  (i) Status. It is duly organized and validly existing under the laws of the jurisdiction of its Organization or incorporation and, if relevant under such laws, in good standing;



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                  (ii) Powers.  It has the power to execute this  Agreement  and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorize such execution, delivery and performance;

                  (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

                  (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

                  (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

         (b) Absence of Certain Events. No Event of Default or Potential Event of Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or performing its obligations under this Agreement or any Credit Support Document to which it is a party.

         (c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

         (d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.


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         (e) Payer Tax  Representation.  Each  representation  specified  in the
Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

         (f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

         4.  Agreements.

         Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party:-

         (a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs:-

                  (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

                  (ii) any other documents specified in the Schedule or any Confirmation; and

                  (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

         (b) Maintain Authorizations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

         (c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its

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ability to perform its  obligations  under this  Agreement or any Credit Support
Document to which it is a party.

         (d)  Tax   Agreement.   It  will  give  notice  of  any  failure  of  a
representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

         (e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated, organized, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

         5.  Events of Default and Termination Events.

         (a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party:-

                  (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

                  (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

                  (iii)  Credit Support Default.

                           (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;


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                           (2) the  expiration  or  termination  of such  Credit
                  Support  Document  or the  failing or  ceasing of such  Credit
                  Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

                           (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

                  (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

                  (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

                  (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the

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         applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

                  (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party:-

                           (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;
                  (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or
                  (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof; (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

                  (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:-

                           (1) the  resulting,  surviving or  transferee  entity
                  fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was

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                  a  party  by  operation  of law or  pursuant  to an  agreement reasonably  satisfactory to the other party to this Agreement;
                  or

                           (2) the benefits of any Credit Support  Document fail
                  to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

         (b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in (ii) below or a Tax Event Upon Merger if the event is specified in
(iii) below, and, if specified to be applicable, a Credit Event Upon Merger if the event is specified pursuant to (iv) below or an Additional Termination Event if the event is specified pursuant to (v) below:-

                  (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party):-

                           (1) to perform any absolute or contingent  obligation
                  to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

                           (2) to perform, or for any Credit Support Provider of
                  such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

                  (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no

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         additional  amount is  required to be paid in respect of such Tax under
         Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

                  (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

                  (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

                  (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

         (c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.

         6.  Early Termination.

         (a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an

Event of Default specified in Section 5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

         (b)  Right to Terminate Following Termination Event.

                  (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

                  (ii) Transfer to Avoid Termination Event. If either an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under
         Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

         If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

         Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

                  (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

                  (iv)  Right to Terminate. If:-

                           (1) a transfer under Section 6(b)(ii) or an agreement
                  under Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

                           (2) an Illegality under Section 5(b)(i)(2),  a Credit
                  Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party,

         either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

         (c)  Effect of Designation.

                  (i) If notice designating an Early Termination Date is given under Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

                  (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

         (d)  Calculations.

                  (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

                  (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a

         Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

         (e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set- off.

                  (i) Events of Default. If the Early Termination Date results from an Event of Default:-

                           (1) First Method and Market  Quotation.  If the First
                  Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

                           (2) First  Method and Loss.  If the First  Method and
                  Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

                           (3) Second Method and Market Quotation. If the Second
                  Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non- defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                           (4) Second  Method and Loss. If the Second Method and
                  Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non- defaulting Party will pay the absolute value of that amount to the Defaulting Party.

                  (ii) Termination Events. If the Early Termination Date results from a Termination Event:-

                           (1) One  Affected  Party.  If there  is one  Affected
                  Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or
                  Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

                           (2) Two Affected  Parties.  If there are two Affected
                  Parties:-

                                    (A) if Market Quotation applies,  each party
                           will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                                    (B)  if  Loss   applies,   each  party  will
                           determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

         If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y.

                  (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

                  (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

         7.  Transfer.

         Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that:-

                  (a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

                  (b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under
         Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

         8.  Contractual Currency.

         (a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

         (b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered (i) for the payment of any amount owing in respect of this Agreement,
(ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is converted into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

         (c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

         (d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

         9.  Miscellaneous.

         (a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

         (b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

         (c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

         (d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

         (e)  Counterparts and Confirmations.

                  (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

                  (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

         (f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

         (g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

         10.  Offices; Multibranch Parties.

         (a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organization of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

         (b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

         (c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

         11.  Expenses.

         A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

         12.  Notices.

         (a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details provided (see the Schedule) and will be deemed effective as indicated:-

                  (i) if in writing and delivered in person or by courier, on the date it is delivered;

                  (ii) if sent by telex, on the date the recipient's answerback is received;

                  (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

                  (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

                  (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following, day that is a Local Business Day.

         (b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

         13.  Governing Law and Jurisdiction.

         (a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

         (b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably:-

                  (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

                  (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment  thereof  for the time  being in force)  nor will the  bringing  of
Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

         (c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

         (d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

         14.  Definitions.

         As used in this Agreement:-

         "Additional  Termination  Event" has the meaning  specified  in Section
5(b).

         "Affected Party" has the meaning specified in Section 5(b).

         "Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

         "Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

         "Applicable Rate" means:-

         (a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

         (b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

         (c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

         (d)  in all other cases, the Termination Rate.

         "Burdened Party" has the meaning specified in Section 5(b).

         "Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

         "consent"  includes  a  consent,   approval,   action,   authorization,
exemption, notice, filing, registration or exchange control consent.

         "Credit Event Upon Merger" has the meaning specified in Section 5(b).

         "Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

         "Credit Support Provider" has the meaning specified in the Schedule.

         "Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

         "Defaulting Party" has the meaning specified in Section 6(a).

         "Early  Termination  Date" means the date determined in accordance with
Section 6(a) or 6(b)(iv).

         "Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

         "Illegality" has the meaning specified in Section 5(b).

         "Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

         "law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

         "Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial center, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

         "Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

         "Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

         "Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

         "Non-defaulting Party" has the meaning specified in Section 6(a).

         "Office" means a branch or office of a party, which may be such party's head or home office.

         "Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

         "Reference Market-makers" means four leading dealers in the relevant market selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

         "Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organized, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

         "Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

         "Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

         "Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of:-

                  (a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated
         Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

                  (b) such  party's  Loss  (whether  positive  or  negative  and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

         "Specified Entity" has the meaning specified in the Schedule.

         "Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

         "Specified Transaction"means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions), (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

        "Stamp Tax" means any stamp, registration, documentation or similar tax.

        "Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

         "Tax Event" has the meaning specified in Section 5(b).

         "Tax Event Upon Merger" has the meaning specified in Section 5(b).

         "Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and
(b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

         "Termination Currency" has the meaning specified in the Schedule.

         "Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

         "Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

         "Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

         "Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

         IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

BANKERS TRUST COMPANY,             MORGAN GUARANTY TRUST COMPANY OF NEW YORK
INC.
not in its individual capacity
but solely as Trustee for
People's Bank Credit Card
Master Trust



By: /s/ Louis Bodi                 By: /s/ John Corrie
   ------------------                 ----------------------
    Name:   Louis Bodi                 Name:  John Corrie
    Title:  Vice President             Title: Managing Director
    Date:   September 24, 1997         Date:  September 24, 1997

                                                           EXECUTION COPY








                                    SCHEDULE

                                     to the

                                MASTER AGREEMENT

                         Dated as of September 24, 1997

                                     between

             BANKERS TRUST COMPANY, a New York banking corporation,
              not in its individual capacity, but solely as Trustee
                   ("Party A"), for PEOPLE'S BANK CREDIT CARD
                           MASTER TRUST (the "Trust")

                                       and

                    MORGAN GUARANTY TRUST COMPANY OF NEW YORK
                                  ("Party B").


                                     PART 1

                             Termination Provisions

         (a) "Specified Entity" means in relation to Party A for the purpose of:

         Section 5(a)(v), none.
         Section 5(a)(vi), none.
         Section 5(a)(vii), none.
         Section 5(b)(iv), none.

             and in relation to Party B for the purpose of:

         Section 5(a)(v), none.
         Section 5(a)(vi), none.
         Section 5(a)(vii), none.
         Section 5(b)(iv), none.

         (b) "Specified Transaction" will have the meaning specified in Section 14.

         "Credit Event Upon Merger" has the meaning specified in Section 5(b) as it applies to Party B but not Party A. "Materially weaker" as such term is used in Section 5(b)(iv) means that the resulting, surviving or transferee entity has suffered a Downgrade (as defined herein except that the resulting, surviving or transferee entity will replace Party B within the Downgrade definition).

         (c) The "Cross-Default" provisions of Section 5(a)(vi) will not apply to Party A but will apply to Party B but shall exclude any default that results solely from wire transfer difficulties or an error or omission of an administrative or operational nature (so long as sufficient funds are available to the relevant party on the relevant date and only if payment is made within three Business Days after such transfer difficulties have been corrected or the error or omission has been discovered).

         "Threshold Amount" means with respect to Party B, 3% of Party B's stockholders' equity, as shown on the most recent annual audited financial statements of J.P. Morgan & Co.
Incorporated.

         (d) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

         (e) Payments on Early Termination. For the purpose of Section 6(e):

                  (i) Loss will apply; provided, however, that for the avoidance of doubt, if at any time and so long as Party A shall have satisfied in full all its payment obligations under Section 2(a)(i) of this Agreement and shall at the time have no future payment obligations, (i) if Party A shall be determining its Loss in respect of any Terminated Transaction, such Loss shall never be a negative number, and (ii) if Party B shall be determining its Loss in respect of any Terminated Transaction, such Loss shall never be expressed as a positive number.

                  (ii)     The Second Method will apply.

         (f)  "Termination Currency" means United States Dollars.

         (g)  Additional Termination Event; Credit Downgrade.

                  (i) If either (A) the  long-term  unsecured  debt or long-term certificate of deposit rating of Party B is withdrawn or reduced below Aa3 by Moody's Investors Service, Inc. ("Moody's") or (B) the short-term unsecured debt or short-term certificate of deposit rating of Party B is withdrawn or reduced below A-1+ by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") (each such withdrawal or reduction, a "Downgrade"), Party B shall promptly notify in writing Party A and the Rating Agencies of such Downgrade, and shall within 30 days of the date of such Downgrade (in the case of a Downgrade by Moody's) or within 60 days of the date of such Downgrade (in the case of a Downgrade by S&P), in each case with the prior written confirmation of each of the Rating Agencies that such arrangement will not result in the reduction or withdrawal of the rating of the Series 1997-2 Certificates in effect immediately prior to such Downgrade, at the expense of Party B, (x) obtain a substitute cap provider ("X"), reasonably acceptable to Party A and with respect to which the Rating Agencies shall have provided the foregoing prior written confirmation, and replace the Transactions hereunder with Transactions on identical terms except that X shall be "Party B", or
         (y) enter into a "Qualifying Substitute Arrangement" (as defined below) to assure performance by Party B of its obligations under the Transactions.

                  (ii) In the event that Party B fails to satisfy any of its obligations referred to in Clause (i) above within the time periods prescribed, such failure shall constitute an Additional Termination Event with Party B as the Affected Party.

                  (iii) "Qualifying Substitute Arrangement" shall mean any arrangement satisfactory to the Rating Agencies, including collateral, guarantees or letters of credit, which arrangement will result in the Rating Agencies not reducing or withdrawing the rating in effect of the Series 1997-2 Certificates outstanding immediately prior to the Downgrade.

         (h) Notwithstanding any provision contained herein, in the Agreement or in any Confirmation (including any provision relating to Section 2(a)(iii) of the Agreement regarding Events of Default and Potential Events of Default,
Section 5 of the Agreement regarding Events of Default and Termination Events, but excluding Section 5(b)(i) of the Agreement, or Section 6 of the Agreement regarding Early Termination), the obligations of Party B contained herein, in the Agreement or in any Confirmation shall be absolute, unconditional and irrevocable and all payments required to be made by Party B hereunder, under the Agreement and under any Confirmation shall be made without offset, counterclaim or defense.

         (i) The first sentence of Section 6(d)(ii) of the Agreement is hereby modified to read in its entirety as follows: "An amount calculated as being due in respect of an Early Termination Date under section 6(e) will be payable on
(i) the day that notice of the amount payable is effective if such notice is given prior to 10:00 a.m. (New York time) or (ii) the next New York City Business Day after notice of the amount payable is effective if such notice is given after 10:00 a.m. (New York time)."


                                     PART 2

                               Tax Representations

         (a) Payer Tax Representations. For the purposes of Section 3(e) of this Agreement, Party B will make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to Party A under this Agreement.

         (b) Payee Tax Representations. For the purposes of Section 3(f) of this Agreement, Party A and Party B each make the following representation as to itself:

         Its country of domicile is the United Statesof America.


                                     PART 3

                         Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

         (a) Tax forms, documents or certificates to be delivered are:

Party required to           Form/Document/          Date by which
deliver document            Certificate             to be delivered
----------------            -----------             ---------------

Party A                     W-9 for the Trust       Upon execution of this
                                                    Agreement.




         (b)  Other documents to be delivered are:


Party required                                 Date by           Covered by
to deliver         Form/Document/              which to be       Section 3(d)
document           Certificate                 delivered         Representation
--------------     --------------              ---------         --------------

Party A            A Certificate of an         Upon execution    Yes.
                   authorized officer of       of this
                   the party, certifying       Agreement.
                   the names, true
                   signatures and authority
                   of the officers of the
                   party signing this
                   Agreement.
Party A            Opinion of counsel of       Upon execution    Yes.
                   Party A in form and         of this
                   substance satisfactory      Agreement.
                   to Party B.
Party B            A certificate of an         Upon execution    Yes.
                   authorized officer of       of this
                   the party, certifying       Agreement.
                   the names, true
                   signatures and authority
                   of the officers of the
                   party signing this
                   Agreement.
Party B            Opinion of counsel to       Upon execution    Yes.
                   Party B and addressed to    of this
                   Party A, the rating         Agreement.
                   agencies rating the
                   Certificates issued by
                   the Trust, covering such
                   other matters as
                   reasonably requested by,
                   and satisfactory to, the
                   addressees.

Party required                                 Date by           Covered by
to deliver         Form/Document/              which to be       Section 3(d)
document           Certificate                 delivered         Representation
--------------     --------------              ---------         --------------

Party B            A copy of the annual        120 days after    Yes.
                   report of J.P. Morgan &     each fiscal
                   Co. Incorporated            year of Party
                   containing audited          B.
                   consolidated financial
                   statements for Party B
                   for such fiscal year
                   certified by independent
                   public accountants and
                   prepared in accordance
                   with generally accepted
                   accounting principles
                   consistently applied.


                                     PART 4

                                  Miscellaneous

         (a)  Addresses  for Notices.  For the purpose of Section  12(a) of this
Agreement:

         Address for notices or communications to Party A:

                  Address:          Bankers Trust Company, as Trustee
                                      for People's Bank Credit Card
                                      Master Trust
                                    4 Albany Street
                                    New York, New York  10006

                  Attention:        Corporate Trust and Agency Group

                  Facsimile No.:    (212) 250-6439

                  Telephone No.:    (212) 250-6137

                  (For all purposes)

         With copies to the Servicer:

                  Address:          People's Bank
                                    Bridgeport Center
                                    850 Main Street
                                    Bridgeport, Connecticut  06604-4913

                  Attention:        General Counsel and
                                    Interest Rate Risk Manager

         Address for notices or communications to Party B:

                  Address: Morgan Guaranty Trust Company of New York 60 Wall Street
                                    New York, New York  10260

                  Attention:        Global Swaps Unit

                  Telex No.:        WUD 649216     Answerback: MGT UI

                  Facsimile No.:    (212) 648-5922

                  (For all purposes.)

         (b)  Process Agent.  For the purpose of Section 13(c):

              Not applicable.

         (c)  Multibranch Party.  For the purpose of Section 10:

              (i)   Section 10(a) shall apply to Party B; and

              (ii)  For the purpose of Section 10(c):

                    (A) Party A is not a Multibranch Party.

                    (B) Party B is not a Multibranch Party.

         (d) Calculation Agent. The Calculation Agent is Party B, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

         (e) Credit Support Document. None, except as may be provided pursuant to paragraph (g) of Part 1 of this Schedule.

         (f) Credit Support Provider. None, except as may be applicable pursuant to paragraph (g) of Part 1 of this Schedule.

         (g) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CHOICE OF LAW DOCTRINE.

         (h) "Affiliate" will have the meaning specified in Section 14 of this Agreement.

         (i) Netting of Payments. The limitation set forth in Section 2(c)(ii) of this Agreement will apply and therefore the netting specified in Section 2(c) of this Agreement will be limited to the same Transaction.

                                     PART 5

                                Other Provisions

         (a) Recourse. Notwithstanding anything to the contrary contained in this Agreement, but subject to paragraph (f) of this Part 5, the obligations of Party A under this Agreement shall not be recourse to Bankers Trust Company or People's Bank, a Connecticut capital stock savings bank ("People's Bank"), as Seller and Servicer under the Pooling and Servicing Agreement (as defined below under "Capitalized Terms"), or any Class A Certificateholder or Class B Certificateholder (either, any "Certificateholder") (or any person or organization acting on behalf of Bankers Trust Company, People's Bank or any Certificateholder or any affiliate, officer or director of Bankers Trust Company, People's Bank or any Certificateholder) and, with respect to any payment obligations of Party A, recourse shall be had solely to the assets of the Trust.

         (b) Limitation of Defaults and Termination. Notwithstanding the terms of Sections 5 and 6 of this Agreement, if at any time and so long as Party A shall have satisfied in full all of its payment obligations under Section
2(a)(i) of this Agreement and shall at the time have no future payment obligations, whether absolute or contingent, under such Section, then unless Party B is required pursuant to appropriate proceedings to return to Party A or otherwise returns to Party A upon demand of Party A of any portion of any such payment, (i) the occurrence of an event described in Section 5(a) of this Agreement with respect to Party A shall not constitute an Event of Default or a Potential Event of Default with respect to Party A as the Defaulting Party and
(ii) Party B shall be entitled to designate an Early Termination Date pursuant to Section 6 of this Agreement only as a result of the occurrence of a Termination Event set forth in Section 5(b)(i) of this Agreement with respect to Party B as the Affected Party.

         (c) Covenant Not to Institute Proceedings. In connection with this Agreement, Party B hereby covenants and agrees that it will not at any time institute against the Trust, or join in any institution against the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state or any foreign bankruptcy or similar law.

         (d) Transfer of Rights. Notwithstanding anything in Section 7 of the Agreement or any Confirmation to the contrary, Party B hereby agrees and acknowledges that Party A shall have the right to transfer all or a portion of its rights to payment from Party B under any Transaction to any Person, provided that

(i) neither party is required to pay to the other party an additional amount under Section 2(d)(i)(4) or to receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) of the Agreement or (ii) Party B has given its consent to such transfer (which consent shall not be unreasonably withheld by Party B). Any transfer pursuant to this paragraph (d) shall be in accordance with the provisions of Section 4.11 of the Supplement (as defined herein). Party B hereby agrees to make such payments due hereunder as have been transferred to the transferee designated by Party A and to the account or accounts specified in a written notice to be provided by Party A to Party B at least 5 Business Days prior to the effectiveness of such transfer but not more than 30 days prior to the effectiveness of such transfer.

         (e) Successors. Notwithstanding anything in Section 7 of the Agreement, this Schedule or any Confirmation to the contrary, the terms Party A and other terms with like significance as used in the Agreement or therein shall include all successors from time to time to Bankers Trust Company, as trustee for the Trust and no consent of Party B shall be required for any transfer or assignment to a successor trustee for the Trust.

         (f) No Personal Liability. In the absence of gross negligence, willful misconduct, or bad faith on the part of the Trustee, the Trustee will have no personal liability for any amounts required to be paid by the Trust under this Agreement.

         (g) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the prohibited or unenforceable provision with a valid provision, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision.

         (h) Amendment. No amendment, modification or waiver in respect of this Agreement will be effective unless (i) it is in writing and executed by each of the parties or confirmed by an exchange of telexes or facsimiles and (ii) except as waived by the Rating Agencies, the Rating Agencies shall have received at least 5 days prior written notice of such amendment and have advised in writing that such amendment will not result in a downgrade or withdrawal of the then-current rating on the Series 1997-2 Certificates.

         (i) Termination at the Option of the Trust. Party A may, upon at least two Business Days' prior written notice, terminate in whole or in part (which termination shall not be deemed to constitute a Potential Event of Default or Event of Default hereunder) any Transaction, prior to the related Termination Date, under the Agreement; any amount paid by Party B in connection with such termination shall be as agreed between the parties hereto, or if no agreement is reached by 12 noon, New York City time, on the applicable Early Termination Date, as calculated by Party B pursuant to Section 6(e)(ii)(1) as if Party A were the sole Affected Party, on the basis of Market Quotations and Second Method. For the avoidance of doubt, Market Quotation shall never be expressed as being an amount payable by Party A to Party B.

         (j) Scheduled Payments by Party A. For the avoidance of doubt, Party A has no payment obligations under Section 2(a)(i) of the Agreement other than those specified as the Fixed Amounts in the Confirmations relating to the Covered Transactions (as defined below), with a Fixed Rate Payer Payment Date of September 15, 1997.

         (k) Transactions. This Agreement and all Transactions relate to the Trust's Series 1997-2 Certificates, and unless otherwise agreed to in writing by the parties hereto, the only Transactions governed hereby shall be the two Transactions evidenced by the Confirmations dated September 24, 1997, as such Confirmations are modified from time to time (the "Covered Transactions").

         (l) Capitalized Terms. Capitalized terms not otherwise defined herein or in the Definitions shall have the meanings assigned to them in the Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1997, amending and restating in the entirety, the Pooling and Servicing Agreement dated as of June 1, 1993, as further amended by an Amendment thereto, dated as of September 24, 1997, by and between People's Bank as Seller and Servicer, and Party A, as supplemented by the Series 1997-2 Supplement, dated as of September 24, 1997 (the "Supplement") and as otherwise amended to date (as so amended and supplemented, the "Pooling and Servicing Agreement").

         (m) Waiver of Jury Trial. Each party hereto hereby irrevocably waives any and all right to trial by jury in any Proceedings.

         (n) Representations and Warranties. Section 3(a) is amended by adding the following paragraph (vi):

         "(vii) Eligible Swap Participant. It is an "eligible swap participant" as that term is defined by the United

         States Commodity Futures Trading Commission in 17 C.F.R. ss. 35.1(b)(2) and it has entered into this Agreement and it is entering into each Transaction in connection with its line of business (including financial intermediation services) or the financing of its business; and the material terms of this Agreement and such Transaction have been individually tailored and negotiated."

         (o) No Reliance. This Agreement and each Transaction have been entered into by each party in reliance only upon its judgment, in order to accomplish legitimate business needs. Neither party holds itself out as advising, or any of its employees or agents as having any authority to advise, the other party as to whether or not it should enter into this Agreement or any Transaction. Neither party is receiving any compensation from the other party for providing advice in respect of this Agreement or any Transaction, and any such advice provided to such other party will not form the primary basis for an investment decision by such other party.

         (p) Consent to Recording. The parties agree that each may electronically record all telephonic conversations between them and that any such recordings may be submitted in evidence to any court or in any Proceedings for the purpose of establishing any matters pertinent to any Transaction.

         (q) Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Bankers Trust Company, not individually or personally but solely as Trustee, in the exercise of the powers and authority conferred and vested in it, and (b) nothing herein contained shall be construed as creating any liability on Bankers Trust Company, individually or personally other than solely in its capacity as Trustee, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties who are signatories to this agreement and by any person claiming by, through or under such parties.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.


BANKERS TRUST COMPANY,  not in          MORGAN GUARANTY TRUST COMPANY
  its individual capacity but           OF NEW YORK
  solely as Trustee for
  People's Bank Credit Card
  Master Trust



By: /s/ Louis Bodi                      By: /s/ John Corrie
    ---------------------------             -------------------------
   Name:   Louis Bodi                      Name:  John Corrie
   Title:  Vice President                  Title: Managing Director


DATE:  September 24, 1997               DATE:  September 24, 1997

                                                           EXECUTION COPY
                                                           [Series 1997-2]
                                                           [Class A]





                                  CONFIRMATION


Date: September 24, 1997

To:   Bankers Trust Company,
      not in its individual
      capacity, but solely as
      Trustee for People's Bank
      Credit Card Master Trust

Attention:

From: Morgan Guaranty Trust Company of New York, (the "Cap
      Provider")

Transaction
Reference Number: 302690

         The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between us on the date hereof. This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) (the
"Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         (a) This Confirmation supplements, forms a part of, and is subject to, the Master Agreement dated as of September 24, 1997, as amended or supplemented from time to time (the "Master Agreement") between you and us. All provisions contained in the Master Agreement shall govern this Confirmation except as expressly modified below. Additionally, upon the due execution and delivery of this Confirmation, the [Class A] Confirmation dated September 11, 1997, between People's Bank and the Cap Provider, which supplements the Master Agreement dated as of September 11, 1997, between People's Bank and the Cap Provider shall be deemed canceled in its entirety, and all right, title, obligations and interest created thereunder shall cease to exist, except that this Confirmation shall be effective.

         (b) The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:         Rate Cap Transaction
--------------------         --------------------

Notional Amount:             The Notional Amount for the period
                             from the Effective Date through and
                             including the Calculation Period
                             commencing on the Distribution Date
                             in April, 2002 is U.S.
                             $425,000,000. Thereafter, the
                             Notional Amount for the applicable
                             Calculation Period commencing on
                             the applicable date specified below
                             (or, if such day is not a Business
                             Day, commencing on the following
                             Business Day) is set forth below
                             opposite such date:

                                                            Notional
                             Date                           Amount
                             ----                           --------

                             May 15, 2002                   $318,750,000
                             June 15, 2002                  $212,500,000
                             July 15, 2002                  $106,250,000
                             August 15, 2002                $     0



Trade Date:                  September 11, 19971/

Effective Date:              October 15, 19972/

Effective Date
  of Assignment:             September 24, 1997

Termination Date:            The Distribution Date in August,
                             2002.

--------
1/ This Confirmation relates to an Interest Rate Cap Assignment and Assumption Agreement, dated as of September 24, 1997 among People's Bank, the Trustee and the Cap Provider (the "Assignment Agreement"), pursuant to which People's Bank transferred all of its rights, title, obligations and interest in and under two confirmations, dated September 11, 1997 between People's Bank and Cap Provider. Such confirmations had a "Trade Date" of September 11, 1997 and an "Effective Date" of October 15, 1997.

2/       See footnote 1.

Fixed Rate Amounts:

     Fixed Rate Payer:     Bankers  Trust   Company,   not  in  its   individual
                           capacity,  but solely as Trustee  for  People's  Bank
                           Credit Card Master Trust (the "Trustee")

     Fixed Rate Payer
       Payment Date:       Not applicable.

     Fixed Amount:         Zero.3/

Floating Amounts:

     Floating Rate Payer:  The Cap Provider

     Cap Rate:             10% per annum

     Floating Rate Payer
       Payment Dates:      The fourth  Business Day preceding each  Distribution
                           Date.  Early  Payment   applies.   No  adjustment  of
                           Floating Rate Payer Payment Dates, except for any adjustment of any Distribution Date, as provided in the definition of "Distribution Dates".

     Period End Dates:     Each  Distribution  Date. No adjustment of Period End
                           Dates,  except for any adjustment of any Distribution
                           Date, as provided in the definition of  "Distribution
                           Dates".

     Floating Rate for
       Initial
       Calculation
       Period:             To be determined

     Floating Rate
       Option:             USD-LIBOR-BBA

     Designated Maturity:  One Month.

     Spread:               None.

     Floating Rate Day Count

--------
3/ Pursuant to the Assignment Agreement, under the [Class A] confirmation, dated September 11, 1997 executed by People's Bank and the Cap Provider, relating to this Confirmation, the Fixed Amount was U.S.$697,000.

     Fraction:             Actual/360

     Reset Dates:          First day of each Calculation Period.

     Compounding:          Not applicable.

     Business Days:        New York, and Bridgeport, Connecticut

Calculation Agent:         The Cap Provider


         (c)  Account Details:

Payments to Bankers Trust
  Company, as Trustee

     Account for payments: Bankers Trust Company
                           ABA No.: 021001033
                           Account No.: 01419647
                           Reference: People's Bank 1997-2
                           Attention: Corporate Trust and
                                      Agency Group

Payments to Cap Provider

     Account for payments: Morgan Guaranty Trust Company of New York
                           ABA No.:  021000238
                           Account No.:  99997979
                           Account Name: Morgan Guaranty Trust Company
                                         of New York

         (d)  Other Provisions:

                           Solely for the avoidance of doubt, in the event that the Reset Date for any Calculation Period shall not be a London Banking Day and the rate appearing on the Telerate Page 3750 described in the definition of "USD-LIBOR-BBA" on the day that is two London Banking Days preceding that Reset Date indicates that it shall be effective for deposits commencing on the London Banking Day immediately succeeding the Reset Date, such rate shall nonetheless be the Floating Rate for such Calculation Period.

Credit Support Documents:

     Credit Support
     Documents with
     respect to Cap
     Provider:             See Master Agreement.

     Counterparty Credit
     Support Documents:    None.

Certain Defined Terms:

         "Distribution Dates" shall mean October 15, 1997 and the fifteenth day of each calendar month thereafter, or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK


                                       By: /s/ John Corrie
                                          -------------------------
                                          Name:  John Corrie
                                          Title: Managing Director

Accepted and confirmed as
of the date first written:

BANKERS TRUST COMPANY, not in
  its individual capacity, but
  solely as Trustee for
  People's Bank Credit Card
  Master Trust


By: /s/ Louis Bodi
   --------------------------
   Name:  Louis Bodi
   Title: Vice President

                                                           EXECUTION COPY
                                                           [Series 1997-2]
                                                           [Class B]




                                  CONFIRMATION


Date: September 24, 1997

To:  Bankers Trust Company,
     not in its individual
     capacity, but solely as
     Trustee for People's Bank
     Credit Card Master Trust

Attention:  Structured Finance Group

From: Morgan Guaranty Trust Company of New York
        (the "Cap Provider")

Transaction
Reference Number: 302689

         The purpose of this letter agreement is to set forth the terms and conditions of the Transaction entered into between us. This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

         The definitions and provisions contained in the 1991 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) (the
"Definitions") are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

         (a) This Confirmation supplements, forms a part of, and is subject to, the Master Agreement dated as of September 24, 1997, as amended or supplemented from time to time (the "Master Agreement") between you and us. All provisions contained in the Master Agreement shall govern this Confirmation except as expressly modified below. Additionally, upon the due execution and delivery of this Confirmation, the [Class B] Confirmation dated September 11, 1997, between People's Bank and the Cap Provider, which supplements the Master Agreement dated as of September 11, 1997, between People's Bank and the Cap Provider shall be deemed cancelled in its entirety, and all right, title, obligations and interest created thereunder shall cease to exist, except that this Confirmation shall be effective.

         (b) The terms of the particular Transaction to which this Confirmation relates are as follows:

Type of Transaction:                        Rate Cap Transaction
--------------------                        --------------------

Notional Amount:                            U.S.$33,750,000

Trade Date:                                 September 11, 19971/

Effective Date:                             October 15, 19972/

Effective Date
  of Assignment:                            September 24, 1997

Termination Date:                           The Distribution Date in
                                            September, 2002.

Fixed Rate Amounts:

         Fixed Rate Payer:                  Bankers Trust Company, not in
                                            its individual capacity, but
                                            solely as Trustee for People's
                                            Bank Credit Card Master Trust
                                            (the "Trustee")

         Fixed Rate Payer
           Payment Date:                    Not applicable.

         Fixed Amount:                      Zero.3/

Floating Amounts:

         Floating Rate Payer:               Cap Provider

--------
1/ This Confirmation relates to an Interest Rate Cap Assignment and Assumption Agreement, dated as of September 24, 1997, among People's Bank, the Trustee and the Cap Provider (the "Assignment Agreement"), pursuant to which People's Bank transferred all of its rights, title, obligations and interest in and under two confirmations, dated September 11, 1997, between People's Bank and the Cap Provider. Such confirmations had a Trade Date of September 11, 1997 and an Effective Date of October 15, 1997.

2/       See  footnote  1.

3/ Pursuant to the Assignment Agreement, under the [Class B] Confirmation, dated September 11, 1997, executed by People's Bank and the Cap Provider, relating to this Confirmation, the Fixed Amount was U.S.$64,547.

         Cap Rate:                          10% per annum

         Floating Rate Payer
           Payment Dates:                   The fourth Business Day
                                            preceding each Distribution
                                            Date.  Early Payment applies.
                                            No adjustment of Floating Rate
                                            Payer Payment Dates, except
                                            for any adjustment of any
                                            Distribution Date, as provided
                                            in the definition of
                                            "Distribution Dates".

         Period End Dates:                  Each Distribution Date.  No
                                            adjustment of Period End
                                            Dates, except for any
                                            adjustment of any Distribution
                                            Date, as provided in the
                                            definition of "Distribution
                                            Dates".

         Floating Rate for Initial
           Calculation Period:              To be determined.

         Floating Rate Option:              USD-LIBOR-BBA

         Designated Maturity:               One Month.

         Spread:                            None

         Floating Rate Day Count
           Fraction:                        Actual/360

         Reset Dates:                       First day of each Calculation
                                            Period.

         Compounding:                       Not applicable.

         Business Days:                     New York, and Bridgeport,
                                            Connecticut

Calculation Agent:                          Cap Provider

         (c)  Account Details:

Payments to Bankers Trust
  Company, as Trustee:

         Account for payments:              Bankers Trust Company
                                            ABA No.:   021001033
                                            Account No.: 01419647
                                            Reference:  People's Bank 1997-2
                                            Attention:  Corporate Trust and
                                            Agency Group

Payments to Cap Provider:

         Account for payments:              Morgan Guaranty Trust Company
                                            of New York
                                            ABA No.: 021000238
                                            Account No.: 99997979
                                            Account Name: Morgan Guaranty Trust
                                                          Company of New York

         (d)  Other Provisions:             Solely for the avoidance of
                                            doubt, in the event that the
                                            Reset Date for any Calculation
                                            Period shall not be a London
                                            Banking Day and the rate
                                            appearing on the Telerate Page
                                            3750 described in the
                                            definition of "USD-LIBOR-BBA"
                                            on the day that is two London
                                            Banking Days preceding that
                                            Reset Date indicates that it
                                            shall be effective for
                                            deposits commencing on the
                                            London Banking Day immediately
                                            succeeding the Reset Date,
                                            such rate shall nonetheless be
                                            the Floating Rate for such
                                            Calculation Period.

Credit Support Documents:

         Credit
         Support Documents with
         respect to Cap Provider:           See the Master Agreement.

         Credit Support Documents with
         respect to Trustee:                None.

Certain Defined Terms:

"Distribution Dates" shall mean October 15, 1997 and the fifteenth day of each calendar month thereafter, or, if such fifteenth day is not a Business Day, the next succeeding Business Day.

                     [Rest of page intentionally left blank]

         Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK


                                       By: /s/ John Corrie
                                          -------------------------
                                          Name:  John Corrie
                                          Title: Managing Director

Accepted and confirmed as
of the date first written:

BANKERS TRUST COMPANY, not in
  its individual capacity, but
  solely as Trustee for
  People's Bank Credit Card
  Master Trust


By: /s/ Louis Bodi
   --------------------------
   Name:  Louis Bodi
   Title: Vice President